SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: June 17, 2004
HOUSEHOLD AUTOMOTIVE TRUST V, SERIES 2000-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-84129-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Master Servicer's Certificate to Trustee dated June 17, 2004 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of June 1, 2000 (the "Sale and Servicing Agreement") by and among Household Automotive Trust V, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee with respect to the Series 2000-2 Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST V, SERIES 2000-2 (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: June 24, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Master Servicer's Certificate to Trustee dated June 17, 2004 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of June 1, 2000 (the "Sale and Servicing Agreement") by and among Household Automotive Trust V, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee with respect to the Series 2000-2 Notes.

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